UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2016

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800

Golden, Colorado 80401

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Item 9.01	Financial Statements and Exhibits.

Signature

Item 5.03                         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Golden Minerals Company (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Meeting”) on May 19, 2016 in Golden, Colorado.  At the Meeting, the Company’s stockholders approved a proposal to increase the Company’s authorized common stock from 100,000,000 to 200,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.  On May 19, 2016, the Company filed with the Secretary of State of the State of Delaware a Second Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company increasing its authorized common stock from 100,000,000 to 200,000,000 shares.

A copy of the Second Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07                         Submission of Matters to a Vote of Security Holders.

Of the 76,468,643 shares of common stock outstanding and which are entitled to vote as of the record date, 55,402,387 shares (72.45%) were present or represented by proxy at the Meeting.  The Company’s stockholders (1) approved the election of Jeffrey G. Clevenger, Warren M. Rehn, W. Durand Eppler, Ian Masterton-Hume, Kevin R. Morano, Terry M. Palmer, Andrew N. Pullar and David H. Watkins as directors of the Company to hold office until the 2017 annual meeting of stockholders or until their successors are elected, (2) ratified the selection of EKS&H, LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and (3) approved an increase in the Company’s authorized common stock from 100,000,000 to 200,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation:

1.                                      Election of eight (8) directors to hold office until the 2017 annual meeting of stockholders or until their successors are elected.

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey G. Clevenger	42,731,052	293,153	12,378,182
Warren M. Rehn	42,910,812	113,393	12,378,182
W. Durand Eppler	42,910,830	113,375	12,378,182
Ian Masterton-Hume	42,596,707	427,498	12,378,182
Kevin R. Morano	42,731,097	293,108	12,378,182
Terry M. Palmer	42,862,725	161,480	12,378,182
Andrew N. Pullar	42,855,104	169,101	12,378,182
David H. Watkins	42,798,395	225,810	12,378,182

2.                                      Ratification of the selection of EKS&H, LLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Abstentions
55,136,529	98,249	167,609

3.                                      Approval of an increase in the Company’s authorized common stock from 100,000,000 to 200,000,000 shares by amending the Company’s Amended and Restated Certificate of Incorporation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,612,647	3,167,303	1,622,436	12,378,182

Item 9.01                         Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Second Amendment to the Amended and Restated Certificate of Incorporation of Golden Minerals Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2016
Golden Minerals Company

	By:	/s/ Robert P. Vogels
		Name:	Robert P. Vogels
		Title:	Senior Vice President and Chief Financial Officer